Bank of America 1Q19 Financial Results April 16, 2019

Responsible Growth Has Continued to Deliver 1 Diluted Earnings per Share Pretax Income ($B) $0.8 +16% $0.70 $10 +27% CAGR $8.8 CAGR $0.62 $8.4 $0.6 $8 $7.3 $0.45 $6 $5.6 $0.4 $4.8 $0.31 $0.27 +13% $4 +4% $0.2 $2 $0.0 $0 1Q15 1Q16 1Q17 1Q18 1Q19 1Q15 1Q16 1Q17 1Q18 1Q19 Average Diluted Shares Outstanding (B) Operating Leverage 2 (3)% 12 11.3 CAGR 22% 11.1 10.9 11 10.5 8% 8% 10 9.8 5% 9 4% 8 (7%) 7 1Q15 1Q16 1Q17 1Q18 1Q19 1Q15 1Q16 1Q17 1Q18 1Q19 1 This presentation reflects certain financial reporting changes and reclassifications effective January 1, 2019, which were adopted on a retrospective basis as disclosed in a Current Report on Form 8-K filed with the SEC on April 1, 2019. Additionally, certain prior-period financial information in this presentation has been revised to reflect such changes and reclassifications to conform to current period presentation. For important presentation information, see slide 28. 2 Operating leverage calculated as the year-over-year percentage change in revenue, net of interest expense, less the percentage change in noninterest expense. Quarterly expense 2 for 2018 and 2017 has been revised; 2016, 2015 and 2014 periods are as reported.

Delivered Positive Operating Leverage for 17 Consecutive Quarters Operating Leverage Trend 1 +22% +21% +29% +3% +8% +3% +5% +6% +8% +6% +4% +8% 2 +5% +4% +7% +7% 2 +4% 7% 7% 7% 6% 4% 4% 3% 2% 1% 1% 1% 1% (0%) (1%) (1%) (1%) (1%) (2%) (2%) (1%) (1%) (2%) (2%) (3%) (3%) (4%) (5%) (5%) (4%) (7%) (25%) (10%) (29%) (31%) 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 YoY revenue growth (decline) YoY expense growth (decline) Operating leverage Note: Amounts may not total due to rounding. 1 Operating leverage calculated as the year-over-year percentage change in revenue, net of interest expense, less the percentage change in noninterest expense. Quarterly revenue and expense for 2018 and 2017 have been revised; 2016, 2015 and 2014 periods are as reported. 2 Operating leverage calculated after adjusting 4Q17 revenue for the impact of the Tax Cuts and Jobs Act (Tax Act) is a non-GAAP financial measure. Reported revenue growth and 3 operating leverage were 11% and 12% for 4Q18, and 2% and 3% for 4Q17. Reported revenue was $22.7B, $20.4B and $20.0B for 4Q18, 4Q17 and 4Q16, respectively. Excluding a $0.9B noninterest income charge from enactment of the Tax Act, 4Q17 revenue was $21.4B. For important presentation information, see slide 28.

Drove Operating Leverage With Continued Investment in… Technology/Digitalization Physical Delivery Network Current location New financial center markets Expanded financial center presence in 31 new and Initiative spend expected to increase 10% in 2019 existing markets in last 12 months Our Brand Our People Communities We Serve 4

Consumer Banking Digital Usage Trends [1]

Active Digital Banking Users (MM)



6.3MM Erica users
40
30
20
10
0
32.0
33.7
35.5
37.0
19.6
22.2
24.8
27.1
1Q16
1Q17
1Q18
1Q19
Digital banking users
Mobile banking users

Total Payments ($B)



YoY
+3%
(3%)
+8%
$800
$600
$400
$200
$0
$592
$626
$686
$705
307
309
318
309
286
317
368
396
1Q16
1Q17
1Q18
1Q19
Digital
Non-Digital

Person-to-Person Payments (Zelle) [4]



Zelle 5.4MM users
60
50
40
30
20
10
0
$60
$40
$20
$0
7.6
12.4
28.6
58.1
$2
$4
$9
$16
1Q16
1Q17
1Q18
1Q19
Transactions (MM)
Volume ($B)

Mobile Channel Usage [2, 3]



1,600
1,200
800
400
0
700
600
500
400
300
200
100
0
891
1,048
1,381
1,475
263
355
445
523
1Q16
1Q17
1Q18
1Q19
Mobile Channel Usage (MM)
Digital Appointments (000's)

Digital Deposit Transactions



100%
80%
60%
40%
20%
0%
32%
68%
23%
77%
1Q16
1Q19
Digital (Mobile/ATM)
Financial Center

Digital % of Total Sales



30%
25%
20%
15%
10%
5%
0%
19%
22%
26%
27%
67%
61%
57%
49%
33%
39%
43%
51%
1Q16
1Q17
1Q18
1Q19
Mobile
Desktop

[1] Digital users represent mobile and/or online users.
[2] Mobile channel usage represents the total number of mobile banking sessions.
[3] Digital appointments represent the number of client-scheduled appointments made via online, smartphone or tablet.
[4] Includes Bank of America person-to-person payments sent and received through e-mail or mobile identification. Zelle launched in June 2017.

5

Average Deposits Bank of America Ranked #1 in U.S. Deposit Market Share 1 Total Corporation ($B) Consumer Banking ($B) YoY YoY $1,500 $1,297 $1,360 +5% $800 +3% $1,257 $674 $697 $1,131 $1,198 $636 $578 401 (7%) $600 $538 444 431 186 197 $1,000 405 429 172 +7% 145 157 $400 147 158 171 115 128 $500 866 959 +11% 726 770 812 $200 278 293 317 330 329 (0%) $0 $0 1Q15 1Q16 1Q17 1Q18 1Q19 1Q15 1Q16 1Q17 1Q18 1Q19 Interest-bearing Noninterest-bearing Money market, Savings, CD/IRA Interest checking Noninterest-bearing GWIM ($B) Global Banking ($B) $300 YoY $400 $260 $257 $262 $349 YoY $244 $243 +8% $324 $305 +8% 18 17 15 $286 $297 16 17 (9%) $300 $200 174 (18%) 211 $200 220 231 234 227 243 240 226 246 +9% $100 $100 175 +54% 113 66 66 71 $0 $0 1Q15 1Q16 1Q17 1Q18 1Q19 1Q15 1Q16 1Q17 1Q18 1Q19 Interest-bearing Noninterest-bearing Interest-bearing Noninterest-bearing Note: Amounts may not total due to rounding. Total corporation includes Global Markets and All Other. 1 Based on June 30, 2018 FDIC deposit data. 6

Average Loans and Leases Total Loans and Leases ($B) Total Loans and Leases in All Other ($B) YoY +1% $1,000 $914 $932 $944 $200 $867 $893 $165 $800 $150 11 26 $118 $600 10 $95 $100 21 9 $68 $400 17 $47 127 13 $50 $200 87 69 8 55 39 $0 $0 1Q15 1Q16 1Q17 1Q18 1Q19 1Q15 1Q16 1Q17 1Q18 1Q19 Residential mortgage Home equity Other Loans and Leases in Business Segments ($B) Average Loan Yields YoY $1,000 $897 +4% $819 $864 6% $775 70 (5%) $702 74 $750 69 70 5.29% 57 5% 4.89% 352 370 +5% 4.54% 4.61% 4.68% 4.69% 329 343 $500 288 4% 4.20% 4.15% 3.76% 3.88% 159 164 +3% 3.74% 3.56% 127 139 148 $250 3.11% 3% 2.85% 230 238 258 280 292 +5% 2.78% $0 2% 1Q15 1Q16 1Q17 1Q18 1Q19 1Q15 1Q16 1Q17 1Q18 1Q19 Consumer Banking GWIM Global Banking Global Markets Consumer loans Commercial loans Total loans and leases Note: Amounts may not total due to rounding. 7

First Quarter 2019 Highlights (% comparisons are to 1Q18) Earnings Returns and Efficiency • Diluted earnings per share of $0.70, up 13% • Return on average assets of 1.26% improved 5 bps • Record net income of $7.3B, up 6% • Return on average common shareholders’ equity of 11.42% increased 57 bps • Pretax income of $8.8B, up 4% Return on average tangible common shareholders’ equity of • Operating leverage of >400bps • 16.01% improved 75 bps 1 – Total revenue stable at $23.0B • Efficiency ratio of 57% improved 252 bps – Noninterest expense down 4% to $13.2B • Net charge-off ratio of 0.43% Client Balances Capital and Liquidity • Average loans and leases in business segments grew 4% • $169B of Common Equity Tier 1 Capital (CET1) and CET1 ratio of 11.6% 2 – Consumer up 3% and Commercial up 4% • $546B of average Global Liquidity Sources 3 • Average deposits increased 5% • Capital returned to shareholders • GWIM Assets Under Management (AUM) balances of $1.1T with flows of $13B in 1Q19 ‒ Repurchased $6.3B of common shares and paid $1.5B in common dividends in 1Q19; returned 112% of net income • Consumer Investment Assets of $211B increased 16% available to common shareholders ‒ Average diluted common shares down 7% to 9.8B 1 Represents a non-GAAP financial measure. For important presentation information, see slide 28. 2 Regulatory capital ratios at March 31, 2019 are preliminary. The Company reports regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy, which for CET1 is the Standardized approach for 1Q19. 3 See note A on slide 25 for definition of Global Liquidity Sources. 8

1Q19 Financial Results Summary Income Statement 1Q19 1Q18 % Inc / (Dec) ($B, except per share data) Total revenue, net of interest expense $23.0 $23.1 (0) % Noninterest expense 13.2 13.8 (4) Provision for credit losses 1.0 0.8 21 Pretax income 8.8 8.4 4 Income tax expense 1.5 1.5 (1) Net income $7.3 $6.9 6 Diluted earnings per share $0.70 $0.62 13 Average diluted common shares (in millions) 9,787 10,473 (7) Return Metrics and Efficiency Return on average assets 1.26% 1.21% 5 bps Return on average common shareholders' equity 11.4 10.9 57 1 Return on average tangible common shareholders' equity 16.0 15.3 75 Efficiency ratio 57 60 (212) Note: Amounts may not total due to rounding. 1 Represents a non-GAAP financial measure. For important presentation information, see slide 28. 9

Balance Sheet, Liquidity and Capital

(EOP basis unless noted)

Balance Sheet ($B)	1Q19	4Q18	1Q18
Total assets	$2,377.2	$2,354.5	$2,328.5
Total loans and leases	945.6	946.9	934.1
Total loans and leases in business segments [1]	900.0	898.8	869.5
Total debt securities	440.7	441.8	426.8
Funding & Liquidity ($B)			
Total deposits	$1,379.3	$1,381.5	$1,328.7
Long-term debt	233.9	229.4	232.3
Global Liquidity Sources (average) [2]	546	544	522
Equity ($B)			
Common shareholders' equity	$244.7	$243.0	$241.6
Common equity ratio	10.3 %	10.3 %	10.4 %
Tangible common shareholders' equity [3]	$174.8	$173.1	$171.3
Tangible common equity ratio [3]	7.6 %	7.6 %	7.6 %
Per Share Data			
Book value per common share	$25.57	$25.13	$23.74
Tangible book value per common share [3]	18.26	17.91	16.84
Common shares outstanding (in billions)	9.57	9.67	10.18

Basel 3 Capital ($B) [4]	1Q19	4Q18	1Q18
Common equity tier 1 capital (CET1)	$169.2	$167.3	$164.8
Standardized approach			
Risk-weighted assets	$1,455	$1,437	$1,452
CET1 ratio	11.6 %	11.6 %	11.4 %
Advanced approaches			
Risk-weighted assets	$1,423	$1,409	$1,458
CET1 ratio	11.9 %	11.9 %	11.3 %
Supplementary leverage			
Supplementary leverage ratio (SLR)	6.8 %	6.8 %	6.8 %

[1] Excludes loans and leases in All Other.
[2] See note A on slide 25 for definition of Global Liquidity Sources.
[3] Represents a non-GAAP financial measure. For important presentation information, see slide 28.
[4] Regulatory capital metrics at March 31, 2019 are preliminary. The Company reports regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy, which for CET1 is the Standardized approach for 1Q19.

10

Net Interest Income

Net Interest Income (FTE, $B) [1]



$15
$10
$5
$0
$11.9
$12.0
$12.2
$12.7
$12.5
$11.8
$11.8
$12.1
$12.5
$12.4
1Q18
2Q18
3Q18
4Q18
1Q19
Net interest income (GAAP)
FTE adjustment

Net Interest Yield (FTE) [1]



3.5%
3.0%
2.5%
2.0%
2.93%
2.94%
2.95%
3.03%
3.03%
2.42%
2.41%
2.45%
2.52%
2.51%
1Q18
2Q18
3Q18
4Q18
1Q19
Reported net interest yield
Net interest yield excl. GM

- Net interest income of $12.4B ($12.5B FTE [1])
  - Increased $0.6B from 1Q18, or 5%, reflecting the benefits from higher interest rates as well as loan and deposit growth, modestly offset by loan spread compression
  - Decreased $0.1B from 4Q18 as two fewer interest accrual days more than offset the benefits of loan and deposit growth
- Net interest yield of 2.51% increased 9 bps from 1Q18
  - Excluding Global Markets, the net interest yield was 3.03%, up 10 bps from 1Q18 [1]
- Interest rate sensitivity as of March 31, 2019 [2]
  - +100 bps parallel shift in interest rate yield curve is estimated to benefit NII by $3.7B over the next 12 months, driven primarily by sensitivity to short-end interest rates

Notes: FTE stands for fully taxable-equivalent basis. GM stands for Global Markets.

[1] Represent non-GAAP financial measures. Net interest yield adjusted to exclude Global Markets NII of $953MM, $936MM, $933MM, $968MM and $1,020MM, and average earning assets of $472B, $458B, $459B, $490B and $486B for 1Q19, 4Q18, 3Q18, 2Q18 and 1Q18, respectively. The Company believes the presentation of net interest yield excluding Global Markets provides investors with transparency of NII and net interest yield in core banking activities. For important presentation information, see slide 28.

[2] NII asset sensitivity represents banking book positions.

11

Expense and Efficiency Total Noninterest Expense ($B) • Total noninterest expense of $13.2B declined $0.6B, or 4%, from 1Q18, as efficiency savings, lower FDIC insurance costs and lower $13.8 $15 $13.2 $13.0 $13.1 $13.2 amortization of intangibles were partially offset by investments 5.4 – Noninterest expense increased $0.2B from 4Q18, as 5.3 5.3 5.0 $10 5.3 seasonally elevated payroll tax costs of $0.4B were partially offset by timing of marketing and technology initiative spend as well as lower deferred compensation expense $5 8.5 7.9 7.7 7.7 8.2 • Efficiency ratio improved to 57% in 1Q19 Full-year 2019 expenses expected to approximate prior year $0 • 1Q18 2Q18 3Q18 4Q18 1Q19 – 2018 expenses revised to $53.2B, which reflected certain Compensation and benefits Other financial reporting changes and reclassifications previously announced in 8-K filing on April 1, 2019 1 Efficiency Ratio 65% 60% 60% 59% 55% 57% 58% 57% 50% 1Q18 2Q18 3Q18 4Q18 1Q19 Note: Amounts may not total due to rounding. 1 For important presentation information, see slide 28. 12

Asset Quality 1 Net Charge-offs ($MM) • Total net charge-offs of $1.0B increased $67MM from 4Q18 and $1,500 1.0% $80MM from 1Q18 – Consumer net charge-offs of $0.8B increased $31MM from $996 $991 4Q18 driven primarily by credit card seasonality; stable from $1,000 $911 $932 $924 1Q18 0.5% 0.40% 0.43% 0.40% 0.39% 0.43% – Commercial net charge-offs of $0.2B increased $36MM from $500 4Q18 and $75MM from 1Q18 driven primarily by a single- name utility client charge-off $0 0.0% Net charge-off ratio of 43 bps increased 4 bps from 4Q18 and 1Q18 2Q18 3Q18 4Q18 1Q19 • 3 bps from 1Q18 Net charge-offs Net charge-off ratio • Provision expense of $1.0B increased $0.1B from 4Q18 – 1Q19 included a small reserve build of $22MM Provision for Credit Losses ($MM) • Allowance for loan and lease losses of $9.6B represented 1.02% of total loans and leases 1 $1,500 • Nonperforming loans (NPLs) of $4.9B decreased $0.1B from $1,013 4Q18, driven by improvements in Consumer $1,000 $834 $827 $905 $716 – 51% of consumer NPLs are contractually current $500 • Commercial reservable criticized utilized exposure of $11.8B increased $0.8B from 4Q18, but decreased $1.5B from 1Q18 and remains near historic lows $0 1Q18 2Q18 3Q18 4Q18 1Q19 1 Excludes loans measured at fair value. 13

Asset Quality – Consumer and Commercial Portfolios

Consumer Net Charge-offs ($MM)



$1,000
$750
$500
$250
$0
$830
$830
$776
$804
$835
0.75%
0.74%
0.69%
0.71%
0.77%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q18
2Q18
3Q18
4Q18
1Q19
Credit card
Other
Consumer NCO ratio

Consumer Metrics ($MM)	1Q19	4Q18	1Q18
Provision	$830	$734	$748
Nonperforming loans and leases	3,578	3,842	4,906
% of loans and leases [1]	0.81 %	0.86 %	1.10 %
Consumer 30+ days performing past due	$6,030	$6,741	$7,823
Fully-insured [2]	2,390	2,790	3,915
Non fully-insured	3,640	3,951	3,908
Allowance for loans and leases	4,756	4,802	5,250
% of loans and leases [1]	1.08 %	1.08 %	1.18 %
# times annualized NCOs	1.40 x	1.51 x	1.56 x

Commercial Net Charge-offs ($MM)



$200
$150
$100
$50
$0
$81
$166
$156
$120
$156
0.07%
0.14%
0.13%
0.10%
0.13%
0.3%
0.2%
0.1%
0.0%
1Q18
2Q18
3Q18
4Q18
1Q19
C&I
Small business and other
Commercial NCO ratio

Commercial Metrics ($MM)	1Q19	4Q18	1Q18
Provision	$183	$171	$86
Reservable criticized utilized exposure	11,821	11,061	13,366
Nonperforming loans and leases	1,272	1,102	1,472
% of loans and leases [1]	0.26 %	0.22 %	0.31 %
Allowance for loans and leases	$4,821	$4,799	$5,010
% of loans and leases [1]	0.97 %	0.97 %	1.04 %

[1] Excludes loans measured at fair value.
[2] Fully-insured loans are FHA-insured loans and other loans individually insured under long-term standby agreements.

14

Consumer Banking

Summary Income Statement ($MM)	1Q19	Inc / (Dec) 4Q18	1Q18
Total revenue, net of interest expense	$9,632	($331)	$652
Provision for credit losses	974	59	39
Noninterest expense	4,359	(83)	(189)
Pretax income	4,299	(307)	802
Income tax expense	1,053	(120)	160
Net income	$3,246	($187)	$642

Key Indicators ($B)	1Q19	4Q18	1Q18
Average deposits	$696.9	$686.8	$674.4
Rate paid on deposits	0.09 %	0.07 %	0.05 %
Cost of deposits [1]	1.55	1.55	1.65
Average loans and leases	$292.3	$289.9	$279.6
Net charge-off ratio	1.28 %	1.22 %	1.27 %
Consumer Investment Assets [2]	$210.9	$185.9	$182.1
Active mobile banking users (MM)	27.1	26.4	24.8
% Consumer sales through digital channels	27 %	27 %	26 %
Number of financial centers	4,353	4,341	4,452
Combined credit / debit purchase volumes [3]	$141.2	$151.9	$137.4
Total consumer credit card risk-adjusted margin [3]	8.03 %	8.73 %	8.22 %
Return on average allocated capital	36	37	29
Allocated capital	$37	$37	$37
Efficiency ratio	45 %	45 %	51 %

- Net income of $3.2B increased 25% from 1Q18; ROAAC of 36%
  - 11% operating leverage and steady credit costs drove results
- Revenue of $9.6B increased $0.7B, or 7%, from 1Q18, driven primarily by NII due to higher interest rates and growth in deposits and loans
- Provision increased modestly from 1Q18
  - Net charge-offs increased due to credit card portfolio seasoning
- Noninterest expense declined 4% from 1Q18, driven by improved productivity and lower FDIC expense, partially offset by investments for business growth
  - Efficiency ratio decreased 540 bps to 45%
  - Continued investment in financial center builds/renovations and digital capabilities
  - Digital usage increased for sales, service and appointments
- Average deposits of $697B grew $23B, or 3%, from 1Q18
  - 52% of deposits in checking accounts; 91% primary accounts [4]
  - Average cost of deposits of 1.55% [1]; rate paid of 9 bps
- Average loans and leases of $292B increased $13B, or 5%, from 1Q18, driven by growth in residential mortgage and credit card
- Consumer Investment Assets of $211B grew $29B, or 16%, from 1Q18, driven by strong client flows and market performance
  - $25B of client flows since 1Q18
  - Client accounts of 2.6MM, up 7%

Note: ROAAC stands for return on average allocated capital.
[1] Cost of deposits calculated as annualized noninterest expense as a percentage of total average deposits within the Deposits subsegment.
[2] Consumer Investment Assets include client brokerage assets, certain deposit sweep balances and assets under management in Consumer Banking.
[3] Includes U.S. consumer credit card portfolios in Consumer Banking and GWIM.
[4] Represents the percentage of consumer checking accounts that are estimated to be the customer's primary account based on multiple relationship factors (e.g., linked to their direct deposit).

15

Consumer Banking Trends

Business Leadership [1]

- #1 Consumer Deposit Market Share [A]
- 2019 J.D. Power Certified Mobile App
- 2019 J.D. Power Certified Website
- Named North America's Best Digital Bank [B]
- #1 Online Banking and Mobile Banking Functionality [C]
- #1 U.S. Checking Account Digital Sales Functionality [D]
- 4-Star Rating by Barron's 2019 Best Online Brokers
- #1 Home Equity Originator [E]
- #1 in Prime Auto Credit distribution of new originations among peers [F]
- #2 Small Business Lender [G]
- Global Retail Bank of the Year [H]

Total Revenue ($B)



$12
$9
$6
$3
$0
$9.0
$9.2
$9.4
$10.0
$9.6
2.5
2.6
2.6
2.9
2.5
6.5
6.6
6.8
7.1
7.1
1Q18
2Q18
3Q18
4Q18
1Q19
Net interest income
Noninterest income

Total Expense ($B) and Efficiency



$5
$4
$3
$2
$1
$0
60%
50%
40%
$4.5
$4.4
$4.3
$4.4
$4.4
51%
47%
46%
45%
45%
1Q18
2Q18
3Q18
4Q18
1Q19
Noninterest expense
Efficiency ratio

Average Deposits ($B)



$674
$688
$688
$687
$697
$700
$600
$500
$400
$300
$200
$100
$0
0.20%
0.15%
0.10%
0.05%
0.00%
341
352
354
357
365
0.05%
0.05%
0.06%
0.07%
0.09%
1Q18
2Q18
3Q18
4Q18
1Q19
Other deposits
Checking
Rate paid (%)

Average Loans and Leases ($B)



$300
$200
$100
$0
$280
$281
$285
$290
$292
19
19
19
20
20
77
81
86
90
94
39
38
37
37
36
52
51
50
50
50
91
90
92
93
92
1Q18
2Q18
3Q18
4Q18
1Q19
Consumer credit card
Vehicle lending
Home equity
Residential mortgage
Small business / other

Consumer Investment Assets (EOP, $B)



$225
$150
$75
$0
$182
$191
$204
$186
$211
1Q18
2Q18
3Q18
4Q18
1Q19

Note: Amounts may not total due to rounding.
[1] See slide 26 for business leadership sources.

16

Global Wealth & Investment Management

Summary Income Statement ($MM)	1Q19	Inc / (Dec) 4Q18	Inc / (Dec) 1Q18
Total revenue, net of interest expense	$4,820	($218)	($36)
Provision for credit losses	5	(18)	(33)
Noninterest expense	3,426	(134)	(154)
Pretax income	1,389	(66)	151
Income tax expense	340	(30)	24
Net income	$1,049	($36)	$127

Key Indicators ($B)	1Q19	4Q18	1Q18
Average deposits	$261.8	$247.4	$243.1
Average loans and leases	164.4	163.5	159.1
Net charge-off ratio	0.03 %	0.02 %	0.06 %
AUM flows	$13.5	($6.2)	$24.2
Pretax margin	29 %	29 %	25 %
Return on average allocated capital	29	30	26
Allocated capital	$14.5	$14.5	$14.5

- Net income of $1.0B increased 14% from 1Q18; ROAAC of 29%
  - Strong pretax margin of 29%
- Revenue of $4.8B decreased 1% from 1Q18
  - Net interest income improved due to higher interest rates as well as growth in deposits and loans
  - Asset management fees declined as the positive impact from AUM flows was more than offset by lower market valuations
  - Brokerage revenue declined from lower client activity
- Noninterest expense decreased 4% from 1Q18, as investments for business growth were more than offset by lower amortization of intangibles, revenue-related incentives, and FDIC expense
- Client balances of $2.8T, up 4% from 1Q18, driven by positive net flows and higher end-of-period market valuations
  - Total client balance flows of $17B in 1Q19 included AUM flows of $13B
- Record net new Merrill Lynch households, up 85% versus 1Q18
- Average deposits of $262B increased 8% from 1Q18 and 6% from 4Q18
- Average loans and leases of $164B increased $5B, or 3%, from 1Q18, driven by custom lending and residential mortgage
- Wealth advisor count grew 1% from 1Q18 to 19,523 [1]

[1] Includes financial advisors in Consumer Banking of 2,773 and 2,538 in 1Q19 and 1Q18.

17

Global Wealth & Investment Management Trends

Business Leadership[1]

- #1 U.S. wealth management market position across client assets, deposits and loans[I]
- #1 in personal trust assets under management[J]
- #1 in Barron's U.S. high net worth client assets (2018)
- #1 in Barron's Top 1,200 ranked Financial Advisors (2019)
- #1 in Forbes' Top 500 America's Top Next Generation Advisors (2018)
- #1 in Financial Times Top 401K Retirement Plan Advisers (2018)
- #1 in Barron's Top 100 Women Advisors (2018)

Average Deposits ($B)



$300
$250
$200
$150
$100
$50
$0
$243
$236
$238
$247
$262
1Q18
2Q18
3Q18
4Q18
1Q19

Average Loans and Leases ($B)



$180
$120
$60
$0
$159
$161
$162
$164
$164
38
39
40
41
42
42
41
41
40
39
77
77
79
80
80
1Q18
2Q18
3Q18
4Q18
1Q19
Consumer real estate
Custom lending
Securities-based lending
Credit card / Other

Total Revenue ($B)



$6
$5
$4
$3
$2
$1
$0
$4.9
0.7
2.5
1.6
$4.7
0.7
2.5
1.5
$4.8
0.7
2.5
1.5
$5.0
0.9
2.5
1.6
$4.8
0.7
2.4
1.7
1Q18
2Q18
3Q18
4Q18
1Q19
Net interest income
Asset management fees
Brokerage / Other

Client Balances (EOP, $B)[2]



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,725
162
242
1,085
1,237
$2,754
165
234
1,101
1,254
$2,841
165
240
1,144
1,292
$2,621
168
269
1,021
1,163
$2,837
167
261
1,126
1,282
1Q18
2Q18
3Q18
4Q18
1Q19
Brokerage / Other
AUM
Deposits
Loans and leases

Note: Amounts may not total due to rounding.
[1] See slide 26 for business leadership sources.
[2] Loans and leases include margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

18

Global Banking

Summary Income Statement ($MM)	1Q19	Inc/(Dec) 4Q18	1Q18
Total revenue, net of interest expense[1]	$5,155	($14)	$160
Provision (benefit) for credit losses	111	26	95
Noninterest expense	2,266	139	(25)
Pretax income	2,778	(179)	90
Income tax expense	750	(19)	51
Net income	$2,028	($160)	$39

Selected Revenue Items ($MM)	1Q19	4Q18	1Q18
Total Corporation IB fees (excl. self-led)[1]	$1,264	$1,348	$1,353
Global Banking IB fees[1]	709	760	744
Business Lending revenue	2,173	2,213	2,149
Global Transaction Services revenue	2,164	2,142	1,966

Key Indicators ($B)	1Q19	4Q18	1Q18
Average deposits	$349.0	$359.6	$324.4
Average loans and leases	370.1	357.4	351.7
Net charge-off ratio	0.09 %	0.06 %	0.02 %
Return on average allocated capital	20	21	20
Allocated capital	$41	$41	$41
Efficiency ratio	44 %	41 %	46 %

- Net income of $2.0B increased 2% from 1Q18; ROAAC of 20%
- Revenue of $5.2B increased 3% from 1Q18
  - Reflects the benefit of higher interest rates as well as loan and deposit growth and higher leasing-related revenue, partially offset by loan spread compression
- Total Corporation investment banking fees of $1.3B (excl. self-led) declined 7% from 1Q18 driven by lower debt and equity underwriting fees
- Provision increased $95MM from 1Q18 to $111MM, driven by a single-name utility client charge-off in 1Q19 and the absence of the prior year's energy reserve releases
- Noninterest expense decreased 1% from 1Q18, primarily due to lower FDIC expense, partially offset by continued investment in the business
  - Efficiency ratio improved to 44%
- Average loans and leases of $370B increased 5% from 1Q18, driven by growth across corporate and commercial clients
  - Balances increased 4% from 4Q18
- Strong average deposit growth of $25B to $349B, or 8%, compared to 1Q18

[1] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.

19

Global Banking Trends

Business Leadership [1]

- North America's Best Bank for Small to Medium-sized Enterprises [B]
- Most Innovative Investment Bank of the Year from North America [K]
- Best Transaction Bank in North America [K]
- 2018 Quality, Share and Excellence Awards for U.S. Large Corporate Banking and Cash Management [L]
- Best Global Debt Bank [M]
- Relationships with 79% of the Global Fortune 500; 94% of the U.S. Fortune 1,000 (2018)

Average Deposits ($B)


$400
$300
$200
$100
$0
$324 $323 $338 $360 $349
35% 37% 41% 45% 50%
65% 63% 59% 55% 50%
1Q18 2Q18 3Q18 4Q18 1Q19
Noninterest-bearing
Interest-bearing

Average Loans and Leases ($B)


$400
$300
$200
$100
$0
$352 $355 $353 $357 $370
17 17 16 16 15
162 164 162 166 176
172 175 174 176 178
1Q18 2Q18 3Q18 4Q18 1Q19
Commercial
Corporate
Business Banking

Total Revenue ($B) [2]


$6
$4
$2
$0
$5.0 $5.0 $4.8 $5.2 $5.2
0.8 0.8 0.7 0.8 0.9
0.8 0.8 0.8 0.7 0.7
0.7 0.7 0.6 0.8 0.7
2.7 2.7 2.7 2.8 2.8
1Q18 2Q18 3Q18 4Q18 1Q19
Net interest income
IB fees
Service charges
All other income

Total Corporation IB Fees ($MM) [2]


$1,353 $1,422 $1,204 $1,348 $1,264
296 303 262 397 343
314 290 307 272 234
827 874 684 699 748
(84) (45) (49) (20) (61)
1Q18 2Q18 3Q18 4Q18 1Q19
Debt
Equity
Advisory 3
Self-led deals

Note: Amounts may not total due to rounding.

[1] See slide 26 for business leadership sources.

[2] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.

[3] Advisory includes fees on debt and equity advisory and mergers and acquisitions.

20

Global Markets

Summary Income Statement ($MM)	1Q19	Inc/(Dec) 4Q18	Inc/(Dec) 1Q18
Total revenue, net of interest expense [1]	$4,181	$934	($631)
Net DVA	*(90)*	*(142)*	*(154)*
Total revenue (excl. net DVA) [1,2]	*4,271*	*1,076*	*(477)*
Provision for credit losses	(23)	(29)	(20)
Noninterest expense	2,755	202	(168)
Pretax income	1,449	761	(443)
Income tax expense	413	235	(79)
Net income	$1,036	$526	($364)
Net income (excl. net DVA) [2]	*$1,104*	*$634*	*($247)*

Selected Revenue Items ($MM) [1]	1Q19	4Q18	1Q18
Sales and trading revenue	$3,460	$2,588	$4,145
Sales and trading revenue (excl. net DVA) [2]	3,550	2,536	4,081
FICC (excl. net DVA)	2,358	1,472	2,556
Equities (excl. net DVA)	1,192	1,064	1,525
Global Markets IB fees	537	514	609

Key Indicators ($B)	1Q19	4Q18	1Q18
Average total assets	$664.1	$655.1	$678.4
Average trading-related assets	474.3	464.0	463.2
Average 99% VaR ($MM) [3]	37	36	40
Average loans and leases	70.1	70.6	73.8
Return on average allocated capital	12 %	6 %	16 %
Allocated capital	$35	$35	$35
Efficiency ratio	66 %	79 %	61 %

- Net income of $1.0B decreased 26% from 1Q18; ROAAC of 12%
  - Excluding net DVA, net income of $1.1B decreased 18% [2]
- Revenue declined 13% from 1Q18; excluding net DVA, revenue decreased 10% [2]
  - Reflects lower sales and trading revenue and lower investment banking fees
- Sales and trading revenue of $3.5B decreased 17% from 1Q18
- Excluding net DVA, sales and trading revenue of $3.6B decreased 13% from 1Q18 [2]
  - FICC revenue of $2.4B decreased 8% from 1Q18, primarily due to lower client activity across most businesses
  - Equities revenue of $1.2B decreased 22% from a record 1Q18 as the year-ago quarter benefited from higher client volumes and a strong performance in derivatives on elevated market volatility
- Noninterest expense decreased 6% vs. 1Q18, driven by lower revenue-related expenses
- Average VaR remained low at $37MM in 1Q19 [3]

[1] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.
[2] Represents a non-GAAP financial measure; see note B on slide 25 and slide 28 for important presentation information.
[3] See note C on slide 25 for definition of VaR.

21

Global Markets Trends and Revenue Mix

Business Leadership [1]

- #1 Equity Portfolio Trading Share – North American Institutions [L]
- #1 for U.S. FICC Overall Trading Quality and #1 for U.S. FICC Overall Sales Quality [L]
- 2018 Quality Leader in Global Top-Tier Foreign Exchange Sales and Corporate FX Sales [L]
- 2018 Share Leader in U.S. Fixed Income Market Share - #1 Securitized, #2 Emerging Markets [L]
- #1 Municipal Bonds Underwriter [N]
- #2 Global Research Firm [O]

1Q19 Global Markets Revenue Mix
(excl. net DVA) [2]


66%
34%
U.S. / Canada
International

1Q19 Total FICC S&T Revenue Mix
(excl. net DVA) [2]


62%
38%
Credit / other
Macro [3]

Total Sales & Trading Revenue (excl. net DVA) ($B) [2]


$5
$4
$3
$2
$1
$0
$4.0
1.1
2.9
$4.1
1.5
2.6
$3.6
1.2
2.4
1Q17
1Q18
1Q19
FICC
Equities

Average Trading-related Assets ($B) and VaR ($MM) [4]


$500
$400
$300
$200
$100
$0
$422
$38
$463
$40
$474
$37
$100
$75
$50
$25
$0
1Q17
1Q18
1Q19
Avg. trading-related assets
Avg. VaR

Note: Amounts may not total due to rounding.

[1] See slide 26 for business leadership sources.

[2] Represents a non-GAAP financial measure. Reported sales & trading revenue was $3.5B, $4.1B and $3.9B for 1Q19, 1Q18 and 1Q17, respectively. Reported FICC sales & trading revenue was $2.3B, $2.6B and $2.8B for 1Q19, 1Q18 and 1Q17, respectively. Reported Equities sales & trading revenue was $1.2B, $1.5B and $1.1B for 1Q19, 1Q18 and 1Q17, respectively. See note B on slide 25 and slide 28 for important presentation information.

[3] Macro includes G10 FX, rates and commodities products.

[4] See note C on slide 25 for definition of VaR.

22

All Other 1 Inc/(Dec) Summary Income Statement ($MM) 1Q19 4Q18 1Q18 • Net loss of $48MM compared to net income of $3MM in 1Q18, Total revenue, net of interest expense ($631) ($46) ($208) as revenue declined Provision (benefit) for credit losses (54) 70 98 • Provision benefit decreased $98MM from 1Q18, primarily due to Noninterest expense 418 26 (82) a slower pace of portfolio improvement Pretax income (loss) (995) (142) (224) • Noninterest expense declined $82MM from 1Q18, reflecting Income tax expense (benefit) (947) (32) (173) lower non-core mortgage costs, primarily due to lower volume, Net income (loss) ($48) ($110) ($51) as well as lower FDIC expense • 1Q19 and 1Q18 included a $0.2B tax benefit related to stock- based compensation 1 All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as 23 well as a portfolio of equity, real estate and other alternative investments.

Appendix

Notes A Global Liquidity Sources (GLS) include cash and high-quality, liquid, unencumbered securities, limited to U.S. government securities, U.S. agency securities, U.S. agency MBS, and a select group of non-U.S. government and supranational securities, and are readily available to meet funding requirements as they arise. It does not include Federal Reserve Discount Window or Federal Home Loan Bank borrowing capacity. Transfers of liquidity among legal entities may be subject to certain regulatory and other restrictions. B Revenue for all periods included net debit valuation adjustments (DVA) on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Net DVA gains (losses) were ($90MM), $52MM, $64MM and ($130MM) for 1Q19, 4Q18, 1Q18 and 1Q17 respectively. Net DVA gains (losses) included in FICC revenue were ($79MM), $45MM, $77MM and ($120MM) for 1Q19, 4Q18, 1Q18, and 1Q17 respectively. Net DVA gains (losses) included in Equities revenue were ($11MM), $7MM, ($13MM) and ($10MM) for 1Q19, 4Q18, 1Q18, and 1Q17 respectively. C VaR model uses historical simulation approach based on three years of historical data and an expected shortfall methodology equivalent to a 99% confidence level. Using a 95% confidence level, average VaR was $21MM, $22MM, $21MM and $21MM for 1Q19, 4Q18, 1Q18, and 1Q17 respectively. 25

Sources A Estimated retail consumer deposits based on June 30, 2018 FDIC deposit data. B Euromoney, 2018. C Dynatrace 1Q19 Mobile Banker Scorecard and 4Q18 Online Banker Scorecard; Javelin 2018 Mobile Banking Scorecard and 2018 Online Banking Scorecard. D Forrester 2018 Banking Sales Wave: U.S. Mobile Sites. E Inside Mortgage Finance FY2018. F Experian Autocount; Franchised Dealers; Largest percentage of 680+ Vantage 3.0 originations among key competitors as of January 2019. G FDIC, 4Q18. H 2018 Global Retail Banking Awards. I U.S.-based full-service wirehouse peers based on 4Q18 earnings releases. J Industry 4Q18 call reports. K The Banker, 2018. L Greenwich, 2018. M Global Finance, 2018. N Thomson Reuters, 2018. O Institutional Investor, 2018. 26

Forward-Looking Statements Bank of America Corporation (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, efficiency ratio, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s 2018 Annual Report on Form 10-K and in any of the Company’s subsequent Securities and Exchange Commission filings: the Company’s potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions, and the possibility that amounts may be in excess of the Company’s recorded liability and estimated range of possible loss for litigation, regulatory, and representations and warranties exposures; the possibility that the Company could face increased servicing, securities, fraud, indemnity, contribution or other claims from one or more counterparties, including trustees, purchasers of loans, underwriters, issuers, other parties involved in securitizations, monolines or private-label and other investors; the Company’s ability to resolve representations and warranties repurchase and related claims, including claims brought by investors or trustees seeking to avoid the statute of limitations for repurchase claims; the risks related to the discontinuation of the London InterBank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; uncertainties about the financial stability and growth rates of non-U.S. jurisdictions, the risk that those jurisdictions may face difficulties servicing their sovereign debt, and related stresses on financial markets, currencies and trade, and the Company’s exposures to such risks, including direct, indirect and operational; the impact of U.S. and global interest rates, inflation, currency exchange rates, economic conditions, trade policies, including tariffs, and potential geopolitical instability; the impact of the interest rate environment on the Company’s business, financial condition and results of operations; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior, adverse developments with respect to U.S. or global economic conditions and other uncertainties; the Company’s ability to achieve its expense targets and expectations regarding net interest income, net charge-offs, loan growth or other projections; adverse changes to the Company’s credit ratings from the major credit rating agencies; an inability to access capital markets or maintain deposits; estimates of the fair value and other accounting values, subject to impairment assessments, of certain of the Company’s assets and liabilities; uncertainty regarding the content, timing and impact of regulatory capital and liquidity requirements; the impact of adverse changes to total loss-absorbing capacity requirements and/or global systemically important bank surcharges; the success of our reorganization of Merrill Lynch, Pierce, Fenner & Smith Incorporated; the potential impact of actions of the Board of Governors of the Federal Reserve System on the Company’s capital plans; the effect of regulations, other guidance or additional information on the impact from the Tax Cuts and Jobs Act; the impact of implementation and compliance with U.S. and international laws, regulations and regulatory interpretations, including, but not limited to, recovery and resolution planning requirements, Federal Deposit Insurance Corporation assessments, the Volcker Rule, fiduciary standards and derivatives regulations; a failure in or breach of the Company’s operational or security systems or infrastructure, or those of third parties, including as a result of cyber-attacks; the impact on the Company’s business, financial condition and results of operations from the planned exit of the United Kingdom from the European Union; the impact of a federal government shutdown and uncertainty regarding the federal government’s debt limit; and other similar matters. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. 27

Important Presentation Information • The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. • The Company may present certain key performance indicators and ratios, including year-over-year comparisons of revenue, noninterest expense and pretax income, excluding certain items (e.g., DVA) which result in non-GAAP financial measures. The Company believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. For more information about the non-GAAP financial measures contained herein, please see the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations in the earnings press release for the quarter ended March 31, 2019 and other earnings-related information available through the Bank of America Investor Relations website at: http://investor.bankofamerica.com. • The Company views net interest income and related ratios and analyses on a fully taxable-equivalent (FTE) basis, which when presented on a consolidated basis are non-GAAP financial measures. The Company believes managing the business with net interest income on an FTE basis provides investors with a more accurate picture of the interest margin for comparative purposes. The Company believes that the presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The FTE adjustment was $153MM, $155MM, $151MM, $154MM and $150MM for 1Q19, 4Q18, 3Q18, 2Q18 and 1Q18 respectively. • The Company allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Company's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. • Effective January 1, 2019, the Company made certain financial reporting changes and reclassifications, which were adopted on a retrospective basis. The changes and reclassifications reflect changes to both the format of the Consolidated Statement of Income and segment allocations. For additional information, see the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2019. Certain prior-period financial information presented herein for the Consolidated Statement of Income, Consolidated Balance Sheet and segment results has been updated to reflect the changes and reclassifications to conform to current period presentation. 28